SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) May 24, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                       0-10822                      25-1229323
 (State of other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that the first module of its modular premarket approval application (PMA) submission for the Diasensor 2000 was submitted to the FDA. The Diasensor 2000 noninvasive glucose monitor is similar to the Diasensor 1000 model with enhancements to the operating software and hardware.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED:  May 24, 1999




                                        BICO
                              BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                       Media
Diane McQuaide                                  Susan Taylor
1.412.429.0673  phone                           1.412.429.0673 phone
1.412.279.9690  fax                             1.412.279.5041 fax



         BIOCONTROL SUBMITS MODULE FOR DIASENSOR TO FDA

     Pittsburgh, PA - May 24, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that the first module of its modular premarket approval application (PMA) submission for the Diasensor 2000 was submitted to the FDA. This module contains a description of Biocontrol Technology's manufacturing methods, facilities and controls, including design controls as required by FDA regulations. The FDA approved Biocontrol's PMA Shell submission in mid April of this year.
       The Diasensor 2000 noninvasive glucose monitor is similar to the Diasensor 1000 model with enhancements to the operating software and hardware.
     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Biocontrol has the exclusive rights to the research and development and manufacturing of the Diasensor 2000. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, owns the patent, marketing and distribution rights to the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204